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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   April 11, 2008

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

        Nevada                       000-50944                   84-1565820
        ------                       ---------                   ----------
(State or other jurisdiction   (Commission File Number)         IRS Employer
of incorporation)                                            Identification No.)

          408 Bloomfield Drive, Unit #3, West Berlin, New Jersey 08091
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (856) 767-5661
                                                   -------------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02         Unregistered Sales of Equity Securities.

On April 11, 2008 the Company issued a sufficient number of additional unregistered shares of its Common Stock such that the total issued since April 1, 2008 exceeded 5% of the number of shares issued and outstanding on April 1. The total number of shares of Common Stock issued and outstanding as of the close of business on April 11, 2008 was 43,647,141 including 2,665,666 shares which were in the process of return from escrow and which upon return will be cancelled but not including 17,618,094 shares issuable upon conversion of the 2006 Series of Convertible Preferred Stock.

Common Stock
------------

On April 2, 2008, pursuant to the terms of the mutually agreed rescission agreement with the two funds which had invested in the terminated private placement, the Company issued 18,750 shares of its Common Stock and 31,250 shares of its Common Stock, respectively, to such funds. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.

On April 2, 2008, the Company issued 58,478 shares to one of the above-referenced funds upon a cashless exercise of certain warrants previously issued to such fund. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.

On April 4, 2008, the Company issued 10,000 shares to each of two consultants, 20,000 shares in total, in payment of consulting fees valued at $10,000 each. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.

On April 4, 2008, the Company issued 1,166,666 to a consultant for services valued at $1,166,666. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.

On April 11, 2008, the Company issued total of 1,929,775 shares (as a part of 1,929,775 Units) to a group of non-U.S. citizens for a total investment of $1,929,775. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.

Warrants
--------

On April 11, 2008, as a part of the 1,929,775 Units sold to the group of non-U.S. citizens, the Company issued a total of 1,929,775 Common Stock Purchase Warrants, exercisable at $2.00 per share. The issuance of the Warrants was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GLOBAL RESOURCE CORPORATION


                                              By:/s/ Frank G. Pringle, President
                                                 --------------------
April 14, 2008